UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

Shire plc

_________________________________________________________________________

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

_________________________________________________________________________

(State or other jurisdiction of incorporation)

0-29630                                                    98-0601486

(Commission File Number)                        (IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

_________________________________________________________________________

(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code         +353 1 429 7700

_________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 8.01. Other Events

Shire plc have issued the press release attached hereto as Exhibit 99.1 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated June 18, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC

By:	/s/ M Enyedy
	Name:	Mark Enyedy
	Title:	Company Secretary

Dated: June 18, 2015

EXHIBIT INDEX

Number	Description
99.1	Press Release dated June 18, 2015